CTG Investor Presentation December 2019 Exhibit 99.1

Forward-Looking Statements This presentation contains certain forward- looking statements concerning the Company’s current expectations as to future growth and should be read in conjunction with the Company’s disclosures in its reports that are filed from time to time with the Securities and Exchange Commission. These statements are based upon a review of industry reports, current business conditions in the areas where the Company does business, the availability of qualified professional staff, and other factors that involve risk and uncertainty. As such, actual results may differ materially in response to a change in such factors. 2

WHO WE ARE A leading provider of IT Solutions Services in North America and Western Europe * Reflects midpoint of Company’s revenue guidance and range of EPS guidance as provided on October 22, 2019 Nasdaq: CTG Founded in 1966 Headquartered in Buffalo, NY Shares Outstanding 14.7M Institutional Ownership65% Insider Ownership 10% 3Q19 Rev Growth 11% YTD FY19 Rev Guidance $395M* +10% vs 2018 FY19 EPS Guidance$0.23-$0.29* (GAAP) $0.33-$0.39* (non-GAAP) Headcount: 4,350 | 3,050 in the U.S, | 1,300 in Europe 92% billable | 81% time-and-materials Western Europe: Belgium, Luxembourg, France, and the U.K.

Driving Revenue Across Key Verticals, Serving Premier Clients Quality Client List Revenue by Geography(1) Revenue by Vertical(1) For the quarter ending September 27, 2019 4

SUMMARY We are successfully executing our strategic plan to drive sustainable, long-term growth. The plan focuses on the strengths of our business, adapts to changing markets, and enables us to: Accelerate our shift to a more solutions-centric, higher-margin business including driving recurring revenue from new and existing clients Drive continued revenue growth and profitability Optimally allocate capital to foster continued success We are highly focused on the execution of and have already begun to deliver on the plan as realized in our most recent quarter, and will continue to build on these results. Revenue increased 7.7% year-over-year to $97.2 million in Q3 ’19 Solutions business grew 13.9% year-over-year in Q3 to about 34% of revenue Profitability grew as EPS improved to a multi-year high Expect momentum to continue through 2020, with sustained improvement in profitability 5

Track Record of Value Creation Demonstrated Growth Q3 2019 revenue up 7.7% to $97.2M Prudent Investments are Yielding Early Returns FY 2019 revenue up over 10% at guidance midpoint Accelerating Shift to Higher Margin Opportunities Q3 2019 revenue from IT solutions increased to 33.9% of total revenue Poised to Accelerate Profitability Positioned to benefit from increased mix of IT Solutions and operating leverage Revenue Growth Improving Profitability Executing on Strategic Shift 2017 2019 MPG(1) Reflects midpoint of Company’s guidance as provided on October 22, 2019 YTD represents through Q3 2017 2019 MPG(1) 14.5% CAGR 45.5% CAGR Solutions as proportion of revenue is growing considerably YTD 2017(2) YTD 2019(2) 6

Our Plan for Enhanced Future Growth and Profitability

Executing Strategic Plan to Enhance Financial and Operational Performance

		Objectives Achieved			Recent Acquisitions	
Strategic Steps	**Status**	**Growth**	**Margins**	**Allocation**	**Tech-IT**	**Soft Co**
1 Restructured and enhanced Health Solutions offerings to focus on value-based care, electronic health records implementation and optimization, help desk, and legacy system support	Complete	✓	✓	✓		
2 Focus on growing our IT Solutions Business	Underway	✓	✓		✓	✓
3 Continue our robust growth and profitability in Europe and expanding our Solutions offerings	Underway	✓	✓		✓	✓
4 Penetrate the higher margin mid-market staffing segment with a focus on high level IT and other professional staffing	Underway		✓			
5 Pursue bolt-on acquisitions when it enables us to achieve our strategic objectives	Ongoing	✓	✓	✓	✓	✓
6 Maintain a robust balance sheet with continued commitment to return surplus cash to shareholders	Ongoing			✓		

Sustainable Long Term Growth and Profitability

Results Continue to Improve

Minimal Execution Risk

Increasing Returns For Shareholders

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Build on Success in Health Solutions Initiatives Status Focus on: Complete Value-based care (VBC) P Electronic health records (EHR) P Implementation and optimization P Service desk P Legacy system support P Restructured and enhanced our Health Solutions Offerings 1 9

Build on Success in Health Solutions Align Health Solutions offerings with current trends in the healthcare industry Focus on the delivery of solutions today and creation of future solutions that result in clear ROI in response to clients’ needs to “do more with less” Restructured Health Solutions offerings to address challenges related to the shift to value-based care, including the growing needs for data and analytics, deployed and optimized electronic health records (EHR) and related workflow changes Offering solutions that can be delivered as managed services with SLAs including IT Service Desk, Application Support, and Clinical Service Desk Delivered double-digit, year-over-year growth for four consecutive quarters Year-to-date revenue has grown by more than 15% as a result of previous investments to expand and reposition the business Gain incremental traction in both North America and Europe Capitalize on the Industry’s Transition to Value-Based Care Strategy Accomplishments 1 2 3 10

Initiatives Status Created our Global Solutions initiative: subsequently launched global solutions for Application Advantage and EIM Advantage Complete Launched One CTG initiative to encourage global collaboration with a focus on driving Solutions business Complete Hired proven business development leader – Tom Niehaus (EVP – North America) Complete Hiring business development team members with solutions expertise Underway Hiring solutions architects and consultants to advance existing and new solutions Underway Adding SME’s as technical experts to aid in pre-sales consulting Underway Evolving existing solutions to focus on current market place issues – Robotic Process Automation (RPA) and AI Underway Continue Strategic Shift to IT Solutions Focus on growing our IT Solutions Business 2 11

Continue Strategic Shift to IT Solutions

Scale Existing Solutions and Develop New Repeatable Value-Based Solutions

Strategy	*Accomplishments*
1 Focus on higher margin, repeatable solutions such as Application Advantage and EIM Advantage	✔ IT Solutions revenue mix has shifted from 30% of total revenue in 2017 to nearly 34% in Q3 2019
	✔ Signed health solutions contracts with CommonSpirit Health (formed when CHI and Dignity merged); subsequently expanded scope of services
2 Extend existing solutions that are repeatable across vertical markets	✔ Secured several new healthcare provider clients for Application Advantage, including major healthcare system in NE U.S.
3 Develop new solutions such as RPA, AI, and testing to address market pain points	✔ Successfully transitioned service on a 3-year multi-million dollar engagement with a large global energy company and secured inaugural 5-year, multi-million dollar contract for EIM Advantage with a subsidiary of that client

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Maintain Strong Growth in Europe Continue our Robust Growth and Profitability in Europe 3 Initiatives Status Increase penetration in existing markets Underway Seek growth opportunities in new markets Underway Drive synergistic growth from acquisitions in France and Luxembourg Underway 13

Maintain Strong Growth in Europe Leverage relationship with EU institutions and large corporations Primarily serving financial services, government, healthcare (including pharmaceuticals) and energy Impressive momentum in Europe with recently secured multi-year contracts with European Union Institutions Generating organic growth from a combination of new and existing clients, while also benefiting from our acquisitions, has resulted in over 100 new clients since 2017 Continued organic growth in financial services market served in Belgium, Luxembourg, and France with large coverage of major financial institutions 2019 revenue in Europe increased 20.3% (28.0% in local currency) year-over-year Further increased IT Solutions as a percentage of total European revenue Cross-sell complementary offerings across clients and geographies Grow Existing Client Base and Capture Market Share in Belgium, Luxembourg, France, and the U.K. Strategy Accomplishments 1 2 3 14

Maximize Returns by Focusing on Select Staffing Opportunities Penetrating the Higher Margin Mid-Market Staffing Segment with a Focus on High Level IT and Other Professional Staffing 4 Initiatives Status Selectively expand existing accounts Underway Pursue higher margin accounts Underway Critically evaluate existing lower-margin contracts at renewal Underway Focusing efforts with certain existing clients to re-engineer IT Staffing services to managed service engagements Underway 15

Maximize Returns by Focusing on Select Staffing Opportunities Target higher-margin opportunities at middle-market companies with changing technology needs Measured investment in new client partners Completed transition of more than 350 employees for newly awarded service desk business at large Staffing client Selected as preferred provider for new division at a large existing client Secured multiple new middle-market clients and expanded opportunities at large existing clients Elected to not renew a portion of low-margin business with a large client Revenue increased 4.8% in Q3 ‘19 Leverage relationships with large managed service providers as a sales channel Selectively Expand Existing Accounts While Pursuing New Higher Margin Accounts Strategy Accomplishments Maintain efficient, low cost delivery organization to support high volume clients 1 2 4 3 16

Pursue Opportunistic Strategic Acquisitions Pursue Bolt-On Acquisitions When It Enables us to Achieve Strategic Objectives 5 Initiatives Status Successfully integrate recent acquisitions of Soft Company and Tech IT Complete Take a disciplined approach to identifying and executing on prospective opportunities as they arise: Solutions and skill sets that are additive to our existing solutions portfolio Businesses that are synergistic to our existing services Add customers and/or geography Underway 17

Pursue Opportunistic Strategic Acquisitions Pursue opportunities that are immediately accretive Provide increased access to target market (vertical and geographic) Soft Company: Immediately accretive acquisition Increased presence in the growing $40 billion IT services market in France Significant cross-sell opportunities across the combined client bases Early results include operating profits at about 7% for Q3 2019 YTD which are inline with expectations Tech-IT: Immediately accretive acquisition Enhanced CTG’s solution business in Europe and provided highly complementary solution set Recently acquired but early results are positive with operating profits at about 10% for Q3 2019 YTD Complementary solution sets with significant cross-sell opportunities Acquisitions Serve as “Seeds for Growth” for Europe and IT and Health Solutions Strategy Accomplishments 1 2 3 18

Committed to Returning Value to Shareholders Poised to Accelerate Profitability Positioned to benefit from increased mix of IT Solutions and operating leverage Track Record of Returning Capital to Shareholders $50.8M in Capital to shareholders since 2013 Additional Capital Available to Return to Shareholders $7.7M remaining under current repurchase authorization Ample Operating Capital $30M+ of combined cash and line of credit Capital Returned to Shareholders Total Capital Returned (2013–2018) $50.8 Million 19

Compelling Investing Opportunity Executing on Focused Growth Strategy Proven ability to grow higher-margin solutions business at a faster rate than staffing Recent wins demonstrate successful conversion of pipeline Favorable End Market Focused on high growth or underserved markets – middle market staffing segment with focus on IT and other professional staffing Significant cross-sell opportunity throughout Europe Well Established with Blue-Chip Client Base Strong market presence with approximately 400 clients across eight countries and growing Impressive revenue diversification across industry and geography 20

Strong Results and Future Prospects Revenue growth and increase in non-GAAP profitability Ability to sell solutions across business lines and geographies Positioned to benefit from increased mix of IT Solutions and operating leverage Committed to Increasing Shareholder Value Track record of returning capital to shareholders $7.7M readily available to buy-back shares Management equity grants and board compensation aligned with shareholder interests Highly Accomplished and Experienced Management Team Deep, talented and agile management team with decades of industry experience Demonstrated ability to execute on growth strategy Compelling Investing Opportunity 21

CTG Snapshot

CTG has a 50+ Year Track Record of Delivering Unparalleled Levels of Service

Agile/DevOps

Application Solutions

- Development
- Performance Management
- Deployment, Implementation, and Integration
- Upgrades/ Optimization
- Support/Management
- Application Support/Service Desk

Application Advantage
- Assessment
- App. Support
- App. Management

750+ Employees | ~25% 2019E GM

Testing

- Testing Advisory Consulting
- Test Methodology/ Process
- Performance Testing
- Test Automation
- Test Tool Implementation
- Testing Training and Certifications

~200 Employees | ~25% 2019E GM

Information Management

- Business Process
- Data Management
- Collaboration/ Document Control
- Analytics/ Visualization
- Regulatory Compliance Solutions
  - GxP
  - GDPR
  - DMS

EIM Advantage
- Process
- Data Management
- Analytics/Visualization

115+ Employees | ~27% 2019E GM

Infrastructure, Operations, and Support

- Technology Selection/Lifecycle Management
- ITSM Process Improvement
- Disaster Recovery and Business Continuity
- Org. Project and Change Management
- IT Service Desk (Tier 1)

Application Advantage
- Assessment
- Help Desk
- App. Outsourcing

~115 Employees | ~24% 2019E GM

IT Consulting and Staffing

- Staffing Augmentation
- Managed Staffing
- Volume Staffing
- Direct / Permanent Placement
- Talent Management *(Recruitment Process Outsourcing)*

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Application Solutions

Providing Clients with a Full Range of Solutions Designed to Maximize the Value of Enterprise Software

Solution Overview

Offerings:

- Development
- Performance Management
- Deployment, Implementation, and Integration
- Upgrades / Optimization
- Support/Management
- Application Support/Service Desk

Application Advantage
- Assessment
- App. Support
- App. Management

Key Benefits:

- 900+ Systems and Applications Supported
- 175+ Application Advantage ™ Clients
- Robotic Process Automation / AI for Service Desk
- 24/7 Delivery Centers (North and South America, Western Europe and India)
- ITIL, PMI, and Application-Specific Certifications
- Service Desk Agents Supporting 7 Languages

Key Statistics

$64.2B
2019 Market Opportunity(1)

5.4%
Projected CAGR (2019-2021)(1)

~20%
Of Total Revenue

Representative Client Logos

Catholic Health
CommonSpirit
CRONOS INTERNATIONAL
IBM
PEPSICO
The University of Vermont Health Network

(1) Technavio: "Global Application Management Services Market 2017-2021"

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Testing

Ensuring that New and Legacy Technologies are Rigorously Verified to Meet Business Needs and Industry Standards

Solution Overview

Offerings:

- Testing Advisory Consulting
- Test Methodology/ Process
- Performance Testing
- Test Automation
- Test Tool Implementation
- Testing Training and Certifications

ctg ACADEMY

Key Benefits:

- 70%+ of CTG Testing Consultants are ISTQB Certified
- CTG Academy offers State-of-the-Art Testing Training
- Young Graduates Program Ensures Continuous Testing Talent
- Broad Experience in Test Automation, Including GUI Automations Tools
- Decreased Project Costs and Improved Time-to-Market

Key Statistics

$43.8B	15.8%	~5%
2019 Market Opportunity[1]	Projected CAGR (2019-2022)[1]	Of Total Revenue

Representative Client Logos

ATRIAS

D'Ieteren

Federale Overheidsdienst FINANCIEN

itineris

Lilly

RBC Investor & Treasury Services

(1) Technavio: "Global Software Testing Services Market 2018-2022"

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Information Management

Enabling Clients to Manage and Derive Greater Value and Competitive Advantage from Data

Solution Overview

Offerings:

- Business Process
- Data Management
- Collaboration / Document Control
- Analytics / Visualization
- Regulatory Compliance Solutions
  - GxP
  - GDPR
  - DMS

EIM Advantage
- Process
- Data Management
- Analytics/Visualization

Key Benefits:

- Proven Experience: 145+ Information Management Clients
- Flexible, Technology-Agnostic, Customized Solutions
- Template Workflows to Operationalize Data Governance
- Certified in PMP, PMI-ACP, TOGAF, ISO, CIPP/E, CISM and more
- Value-added Robotic Process Automation / AI Efficiency Tools
- Increased Speed to Market and Continuous Improvement

Key Statistics

$37.8B	18.1%	~5%
2019 Market Opportunity[(1)]	Projected CAGR (2019-2022)[(1)]	Of Total Revenue

Representative Client Logos

Alyeska pipeline | AJINOMOTO OMNICHEM | BNP PARIBAS | bp | J&J | MILLICOM

(1) Technavio: "Global Enterprise Information Management Market 2018-2022"

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Infrastructure, Operations and Support

Providing the Right Resources to Support Business Goals and to Ensure Technology Works for the Organization

Solution Overview

Offerings:

- Technology Selection
- Lifecycle Management
- ITSM Process Improvement
- Disaster Recovery and
- Business Continuity
- Org. Project and Change Management
- IT Service Desk (Tier 1)

Application Advantage
- Assessment
- Help Desk
- App. Outsourcing

Key Benefits:

- Experts in ITIL®, COBIT, and ISO 2000 Frameworks
- IT Service Desk Solutions Delivering 80%+ First call Resolution Rates
- Robotic Process Automation / AI for Service Desk
- 24/7 Delivery Centers
- Service Desk Agents Supporting 7 Languages

Key Statistics

$28.7B 2019 Market Opportunity[(1)]

8.4% Projected CAGR (2019-2021)

~5% Of Total Revenue

Representative Client Logos

(1) Technavio: "Global Application Management Services Market 2017-2021"

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IT Consulting and Staffing

Addressing Every Client's Specific Needs Through High-Quality, Cost-Efficient Labor

Solution Overview

Offerings:

- Staffing Augmentation
- Managed Staffing
- Volume Staffing
- Direct/Permanent Placement
- Talent Management (Recruitment Process Outsourcing)

Key Benefits:

- 50+ Years' Experience Providing the Most Reliable Professional IT Staffing Solutions
- One of the Largest US IT Staffing Firms (Staffing Industry Analysts, 2019)
- Recruiting Delivery Centers Ensure Rapid Sourcing and Recruiting of Top IT Talent
- Dedicated Account Management Support

Key Statistics

$1,030.7B	**5.1%**	**~65%**
2019 Market Opportunity[1]	Projected CAGR (2019-2023)[1]	Of Total Revenue

Representative Client Logos

BAYER CLOROX DCR

GLOBALFOUNDRIES Trilliant xerox

(1) Third party research and forecast & CTG estimates
Note: includes consulting, implementation, managed services, and business process outsourcing

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Health Solutions

Facilitating Clients' Shift to Value-Based Care

Solution Overview

Offerings:

- Application Advantage
- EIM Advantage
- IT Planning
- EHR Services
- Population Health

Key Benefits:

- Proven Experience: Industry leader in the delivery of HIT solutions for more than 30 years that help clients:
  - Standardize and optimize IT investments across the enterprise
  - Improve operational efficiencies
  - Address spiraling costs and government regulations
  - Achieve the shift to value-based care and improve the health of populations
  - Provide better levels of service, with less resources
  - Maintain the highest quality of care and improve the patient care experience
  - Increase provider satisfaction
- Demonstrated Qualifications: Served more than 700 clients

Key Statistics

$188B
2019 Market Opportunity[(1)]

15.8%
Projected CAGR (2019-2024)[(1)]

~17%
Of Total Revenue[(2)]

Representative Client Logos

Ann & Robert H. Lurie Children's Hospital of Chicago

Catholic Health

CommonSpirit

INOVA HEALTH SYSTEM

PROMEDICA

The University of Vermont Health Network

(1) Market and Markets: "Healthcare IT Market worth $390.7 billion by 2024"
(2) As of Q3 2019
Note: includes consulting, implementation, managed services, and business process outsourcing included in the totals on the previous pages

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Appendices

Appendix 1: Engaged Board of Directors Daniel J. Sullivan Chairman of the Board Director since 2002 Former CEO of FedEx Ground from 1998 until 2007 Previously at Caliber System from 1996 until 1998 and Roadway Services in 1995 Current board member at Schneider National and emeritus director at The Medical University of South Carolina Foundation Former board member at Pike Electric, GDS Express and Gevity David H. Klein Director since 2012 President of Klein Solutions Group, which provides guidance to healthcare delivery and payer organizations Special advisor to University of Rochester (UR) Medical Center, a professor of public health sciences at UR School of Medicine, and a professor of healthcare management at UR Simon Business School Former CEO of Lifetime Healthcare Companies, where he served in executive capacities since 1986 Member of boards at Landmark Health, Avalon Healthcare Solutions, Nexthealth Technologies and several other companies James R. Helvey III Director since 2015 Founding partner of Cassia Capital Partners Former principal at CMT Asset Management and Cygnifi Derivatives Held various MD positions at J.P. Morgan from 1985 until 2000 Currently serves on several boards including Coca-Cola Bottling, Verger Capital Management, Piedmont Federal Savings Bank, and served on the boards of Wake Forest University and Wake Forest Baptist Medical Center Valerie Rahmani Director since 2015 Current part-time CEO at Innovation Panel of Standard Life Aberdeen Current non-executive director at the London Stock Exchange, RenaissanceRe Holdings and Entrust Datacard Former CEO at Damballa, a cyber security company, and previous experience at IBM with stints as GM of Internet Security Systems, Global Technology Services and the UNIX server business, among other high-level positions Owen J. Sullivan Director since 2017 COO of NCR Corporation Former President of Manpower’s Specialty Brands business and previously held various sales, sales management and product marketing roles during 14-year career at IBM Member of boards at Marquette University, Medical College of Wisconsin and Johnson Financial Group Former partner with Baird Capital Filip Gydé Director since 2019 President, CEO and Member of the Board effective March 1, 2019 Previously EVP, GM and President of CTG Europe, leader of European operations since 2000 and interim EVP global operations 2014 to 2015 CTG career began in 1987and was named MD Belgium in 1996 and MD Luxembourg in 1999 Compensated solely in restricted stock to completely align interests with shareholders 31

Appendix 2: Proven Leadership Filip Gydé President, CEO and Member of the Board President, CEO and Member of the Board effective March 1, 2019 Previously EVP, GM and President of CTG Europe, leader of European operations since 2000 and interim EVP global operations 2014 to 2015 CTG career began in 1987 and was named MD Belgium in 1996 and MD Luxembourg in 1999 Bob Daelman Vice President Appointed VP in February 2019, responsible for operations in Belgium and UK 30 years’ IT services experience, 18 with CTG in various sales and leadership positions John Laubacker EVP, Treasurer and CFO EVP since December 2017; appointed SVP and CFO April 2017 Interim CFO from 2014 to 2015; joined CTG‘s finance department in 1996 and was appointed Treasurer in 2006 Tom Niehaus EVP Operations, North America Appointed EVP effective May 2019; responsible for strategic leadership and operational management of sales, delivery and recruiting organizations in NA Over 35 years of IT experience, previously COO of Encore Health Resources 2012-2017 and was appointed Encore CEO 2017, most recently served as Managing Director of TJN Advisory Rob Barras Vice President, Health Solutions Sales 25 years’ experience in healthcare IT, rejoined CTG in October 2017 with responsibility for health solutions sales strategy and execution in North America Health Solutions sales leader at CTG from 2009 to 2016 and sales executive at Advisory Board 2016 to 2017 Peter Radetich SVP, Secretary and General Counsel Joined CTG in 1988 as Associate General Counsel; promoted to General Counsel and Secretary in 1999 Rénald Wauthier Vice President Appointed VP in February 2019; responsible for CTG’s operations in Luxembourg and France 28 years’ IT services experience, 22 with CTG; has grown Luxembourg professional headcount ten-fold since 1997 Amanda LeBlanc Vice President and CMO Over 20 years of marketing and communications experience in developing, implementing and growing successful marketing programs at a variety of companies; joined CTG in 2012 Elizabeth Martin Savino, Vice President, HR Previously Assistant General Counsel from 1992-2001, and MD of Human Resources 2001-2012 Guido Helsloot Vice President Appointed VP in February 2019, responsible for all European business-related finance, administration, quality, and compliance functions; joined CTG in 2007 32

(1) (3) (7) (1) Excludes $2.39 per diluted share for a goodwill impairment charge related to the Company’s healthcare business and $0.06 per diluted share in severance charges related to two former executives (2) Adjusted operating margin excludes a $37.3 million goodwill impairment charge related to the Company’s healthcare business and $1.5 million in severance charges related to two former executives (3) Excludes $0.8 million, or $0.03 per diluted share, in severance-related charges, $1.7 million, or $0.11 for change related to tax law changes, and a $0.4 million or ($0.02) gain from life insurance proceeds (4) Adjusted operating margin excludes $0.7 million in severance-related expenses and $2.0 million of acquisition-related expenses (5) Excludes $0.5 million, or $0.04 per diluted share, in severance-related charges, $1.5 million, or $0.11 for acquisition-related expenses and $0.8 million or ($0.06) gain from non-taxable life insurance proceeds (6) 2018 GAAP loss was ($0.20) per diluted share and included ($0.35) per share in tax-related items, primarily a ($0.29) per share non-cash charge related to reserves for deferred tax assets (7) Non-GAAP Operating Margin and EPS exclude acquisition-related expenses (1) (2) (4) (7) * Reflects midpoint of Company’s guidance as provided on October 22, 2019. 2016-2017 revenue decline reflects impact of macroeconomic headwinds on large Staffing clients and trail-off of legacy EHR business 2016-2018 operating margin and EPS reflect change in mix to lower margin Staffing business and investments in business development and recruiting resources Appendix 3: Annual Results and Guidance 2018 (5) (6)

Appendix 4: Three-Year Financial Summary 2018 2017 2016 (millions, except per-share data) (1) (2) (3) Operating Data Revenue 358.8 $ 301.2 $ 324.9 Operating Income 4.8 $ 5.0 $ 5.5 Net Income (1.6) $ 2.6 $ 3.7 Basic Net Income per Share (0.12) $ 0.17 $ 0.23 Diluted Net Income per Share (0.12) $ 0.17 $ 0.23 Cash Dividend per Share — $ — $ 0.18 Financial Position Working Capital 51.9 $ 50.8 $ 53.7 Total Assets 124.1 $ 127.6 $ 126.9 Long-term Debt 3.6 $ 4.4 $ 4.7 Shareholders’ Equity 64.2 $ 78.6 $ 78.8 (1) Excludes $0.04 per diluted share for severance-related charges, $0.11 of acquisition-related expenses, and a ($0.06) gain from life insurance proceeds (2) Excludes $0.03 per diluted share for severance-related charges, $0.11 related to change to tax laws and a ($0.02) gain from life insurance proceeds (3) Excludes goodwill impairment and severance charges totaling $38.8 million or $2.45 per share

Appendix 5: GAAP to Non-GAAP Reconciliations (page 1 of 2) Second Quarter ended June 28, 2019 ($ millions, except EPS) Operating Income Operating Margin Net Income Diluted EPS GAAP Results $1.9 1.8% $0.9 $0.07 Acquisition-related expenses $0.5 0.6% $0.4 $0.02 Non-GAAP Results $2.4 2.4% $1.3 $0.09 Third Quarter ended September 28, 2018 ($ millions, except EPS) Operating Income/(Loss) Operating Margin Net Income/(Loss) Diluted EPS GAAP Results $0.8 0.8% $1.1 $0.08 Gain from life insurance proceeds $0.0 0.0% $(0.8) $(0.06) Acquisition-related expenses $0.7 0.8% $0.5 $0.04 Non-GAAP Results $1.5 1.6% $0.8 $0.06 Third Quarter ended September 27, 2019 ($ millions, except EPS) Operating Income Operating Margin Net Income Diluted EPS GAAP Results $1.5 1.6% $0.9 $0.06 Acquisition-related expenses $0.8 0.8% $0.5 $0.04 Non-GAAP Results $2.3 2.4% $1.4 $0.10

Appendix 5: GAAP to Non-GAAP Reconciliation (page 2 of 2) 2017 Full Year ($ millions, except EPS) Operating Income Operating Margin Net Income/(Loss) Diluted EPS GAAP Results $4.2 1.4% $0.8 $0.05 Severance-related charges $0.8 0.3% $0.5 $0.03 Tax law change - - $1.7 $0.11 Non-taxable life insurance gain - - ($0.4) ($0.02) Non-GAAP Results $5.0 1.7% $2.6 $0.17 2018 Full Year ($ millions, except EPS) Operating Income Operating Margin Net Income/(Loss) Diluted EPS GAAP Results* $2.1 0.6% ($2.8) ($0.20) Non-taxable life insurance gain - - ($0.8) ($0.06) Severance $0.7 0.2% $0.5 $0.04 Acquisition-related expenses $2.0 0.5% $1.5 $0.10 Non-GAAP Results $4.8 1.3% ($1.6) ($0.12) * GAAP results include $0.35 per diluted share of tax-related items. 2019 YTD ended September 27, 2019 ($ millions, except EPS) Operating Income Operating Margin Net Income Diluted EPS GAAP Results* $4.5 1.5% $2.5 $0.18 Acquisition-related expenses $1.7 0.6% $1.1 $0.08 Non-GAAP Results $6.2 2.1% $3.6 $0.26

Thank You Over 50 years of providing the most reliable IT services Company Contacts: John M. Laubacker Executive Vice President, Treasurer and Chief Financial Officer info@ctg.com +1 716 887 7368 http://investors.ctg.com